Exhibit 99.(e)(1)(b)

Schedule A

(as of April 30, 2026)

Portfolio	Initial Board Approval Date	Initial Effective Date	Exchange and Ticker	Termination Date
Invesco Aerospace & Defense ETF	03/22/06	09/18/2006	NYSE Arca, Inc. (PPA)	04/30/2027
Invesco AI and Next Gen Software ETF	03/22/06	09/18/2006	NYSE Arca, Inc. (IGPT)	04/30/2027
Invesco Biotechnology & Genome ETF	03/22/06	09/18/2006	NYSE Arca, Inc. (PBE)	04/30/2027
Invesco Bloomberg Analyst Rating Improvers ETF	12/19/17	05/18/2018	NYSE Arca, Inc. (UPGD)	04/30/2027
Invesco Bloomberg MVP Multi-factor ETF	03/22/06	09/18/2006	NYSE Arca, Inc. (BMVP)	04/30/2027
Invesco Building & Construction ETF	03/22/06	09/18/2006	NYSE Arca, Inc. (PKB)	04/30/2027
Invesco BuyBack Achievers™ ETF	08/21/06	12/20/2006	NASDAQ Stock Market LLC (PKW)	04/30/2027
Invesco Dividend Achievers™ ETF	03/22/06	09/18/2006	NASDAQ Stock Market LLC (PFM)	04/30/2027
Invesco Dorsey Wright Basic Materials Momentum ETF	08/21/06	10/12/2006	NASDAQ Stock Market LLC (PYZ)	04/30/2027
Invesco Dorsey Wright Consumer Cyclicals Momentum ETF	08/21/06	10/12/2006	NASDAQ Stock Market LLC (PEZ)	04/30/2027
Invesco Dorsey Wright Consumer Staples Momentum ETF	08/21/06	10/12/2006	NASDAQ Stock Market LLC (PSL)	04/30/2027
Invesco Dorsey Wright Energy Momentum ETF	08/21/06	10/12/2006	NASDAQ Stock Market LLC (PXI)	04/30/2027
Invesco Dorsey Wright Financial Momentum ETF	08/21/06	10/12/2006	NASDAQ Stock Market LLC (PFI)	04/30/2027
Invesco Dorsey Wright Healthcare Momentum ETF	08/21/06	10/12/2006	NASDAQ Stock Market LLC (PTH)	04/30/2027
Invesco Dorsey Wright Industrials Momentum ETF	08/21/06	10/12/2006	NASDAQ Stock Market LLC (PRN)	04/30/2027
Invesco Dorsey Wright Momentum ETF	08/21/06	03/01/2007	NASDAQ Stock Market LLC (PDP)	04/30/2027
Invesco Dorsey Wright Technology Momentum ETF	08/21/06	10/12/2006	NASDAQ Stock Market LLC (PTF)	04/30/2027
Invesco Dorsey Wright Utilities Momentum ETF	03/22/06	09/18/2006	NASDAQ Stock Market LLC (PUI)	04/30/2027
Invesco Dow Jones Industrial Average Dividend ETF	12/19/17	04/06/2018	NYSE Arca, Inc. (DJD)	04/30/2027
Invesco Energy Exploration & Production ETF	03/22/06	09/18/2006	NYSE Arca, Inc. (PXE)	04/30/2027

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Portfolio	Initial Board Approval Date	Initial Effective Date	Exchange and Ticker	Termination Date
Invesco Financial Preferred ETF	08/21/06	12/01/2006	NYSE Arca, Inc. (PGF)	04/30/2027
Invesco Food & Beverage ETF	03/22/06	09/18/2006	NYSE Arca, Inc. (PBJ)	04/30/2027
Invesco Global Listed Private Equity ETF	08/21/06	10/24/2006	NYSE Arca, Inc. (PSP)	04/30/2027
Invesco Golden Dragon China ETF	03/22/06	09/18/2006	NASDAQ Stock Market LLC (PGJ)	04/30/2027
Invesco High Yield Equity Dividend Achievers™ ETF	03/22/06	09/18/2006	NASDAQ Stock Market LLC (PEY)	04/30/2027
Invesco International Dividend Achievers™ ETF	03/22/06	09/18/2006	NASDAQ Stock Market LLC (PID)	04/30/2027
Invesco Large Cap Growth ETF	03/22/06	09/18/2006	NYSE Arca, Inc. (PWB)	04/30/2027
Invesco Large Cap Value ETF	03/22/06	09/18/2006	NYSE Arca, Inc. (PWV)	04/30/2027
Invesco Leisure and Entertainment ETF	03/22/06	09/18/2006	NYSE Arca, Inc. (PEJ)	04/30/2027
Invesco MSCI Sustainable Future ETF	08/21/06	10/24/2006	NYSE Arca, Inc. (ERTH)	04/30/2027
Invesco NASDAQ Internet ETF	04/18/08	06/12/2008	NASDAQ Stock Market LLC (PNQI)	04/30/2027
Invesco Next Gen Connectivity ETF	03/22/06	09/18/2006	NYSE Arca, Inc. (KNCT)	04/30/2027
Invesco Next Gen Media and Gaming ETF	03/22/06	09/18/2006	NYSE Arca, Inc. (GGME)	04/30/2027
Invesco Oil & Gas Services ETF	03/22/06	09/18/2006	NYSE Arca, Inc. (PXJ)	04/30/2027
Invesco Pharmaceuticals ETF	03/22/06	09/18/2006	NYSE Arca, Inc. (PJP)	04/30/2027
Invesco RAFI US 1000 ETF	03/22/06	09/18/2006	NYSE Arca, Inc. (PRF)	04/30/2027
Invesco RAFI US 1500 Small-Mid ETF	08/21/06	09/20/2006	NASDAQ Stock Market LLC (PRFZ)	04/30/2027
Invesco S&P 100 Equal Weight ETF	03/21/06	12/01/2006	NYSE Arca, Inc. (EQWL)	04/30/2027
Invesco S&P 500 BuyWrite ETF	12/18/07	12/19/2007	CBOE BZX Exchange, Inc. (PBP)	04/30/2027
Invesco S&P 500® Equal Weight Communication Services ETF	09/21/18	11/07/2018	NYSE Arca, Inc. (RSPC)	04/30/2027
Invesco S&P 500® Equal Weight Consumer Discretionary ETF	12/19/17	04/06/2018	NYSE Arca, Inc. (RSPD)	04/30/2027

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Portfolio	Initial Board Approval Date	Initial Effective Date	Exchange and Ticker	Termination Date
Invesco S&P 500® Equal Weight Consumer Staples ETF	12/19/17	04/06/2018	NYSE Arca, Inc. (RSPS)	04/30/2027
Invesco S&P 500® Equal Weight Energy ETF	12/19/17	04/06/2018	NYSE Arca, Inc. (RSPG)	04/30/2027
Invesco S&P 500® Equal Weight ETF	12/19/17	04/06/2018	NYSE Arca, Inc. (RSP)	04/30/2027
Invesco S&P 500® Equal Weight Financials ETF	12/19/17	04/06/2018	NYSE Arca, Inc. (RSPF)	04/30/2027
Invesco S&P 500® Equal Weight Health Care ETF	12/19/17	04/06/2018	NYSE Arca, Inc. (RSPH)	04/30/2027
Invesco S&P 500® Equal Weight Industrials ETF	12/19/17	04/06/2018	NYSE Arca, Inc. (RSPN)	04/30/2027
Invesco S&P 500® Equal Weight Materials ETF	12/19/17	04/06/2018	NYSE Arca, Inc. (RSPM)	04/30/2027
Invesco S&P 500® Equal Weight Real Estate ETF	12/19/17	04/06/2018	NYSE Arca, Inc. (RSPR)	04/30/2027
Invesco S&P 500® Equal Weight Technology ETF	12/19/17	04/06/2018	NYSE Arca, Inc. (RSPT)	04/30/2027
Invesco S&P 500® Equal Weight Utilities ETF	12/19/17	04/06/2018	NYSE Arca, Inc. (RSPU)	04/30/2027
Invesco S&P 500 GARP ETF	03/22/11	06/16/11	NYSE Arca, Inc. (SPGP)	04/30/2027
Invesco S&P 500® Pure Growth ETF	12/19/17	04/06/2018	NYSE Arca, Inc. (RPG)	04/30/2027
Invesco S&P 500® Pure Value ETF	12/19/17	04/06/2018	NYSE Arca, Inc. (RPV)	04/30/2027
Invesco S&P 500® Quality ETF	12/19/17	04/06/2018	NYSE Arca, Inc. (SPHQ)	04/30/2027
Invesco S&P 500® Top 50 ETF	12/19/17	04/06/2018	NYSE Arca, Inc. (XLG)	04/30/2027
Invesco S&P 500 Value with Momentum ETF	03/22/11	06/16/11	NYSE Arca, Inc. (SPVM)	04/30/2027
Invesco S&P MidCap 400® GARP ETF	12/19/17	04/06/2018	NYSE Arca, Inc. (GRPM)	04/30/2027
Invesco S&P MidCap 400® Pure Growth ETF	12/19/17	04/06/2018	NYSE Arca, Inc. (RFG)	04/30/2027
Invesco S&P MidCap 400® Pure Value ETF	12/19/17	04/06/2018	NYSE Arca, Inc. (RFV)	04/30/2027
Invesco S&P Midcap Momentum ETF	03/22/06	09/18/2006	NYSE Arca, Inc. (XMMO)	04/30/2027

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Portfolio	Initial Board Approval Date	Initial Effective Date	Exchange and Ticker	Termination Date
Invesco S&P Midcap Quality ETF	08/21/06	12/01/2006	NYSE Arca, Inc. (XMHQ)	04/30/2027
Invesco S&P Midcap Value with Momentum ETF	03/22/06	09/18/2006	NYSE Arca, Inc. (XMVM)	04/30/2027
Invesco S&P SmallCap 600® Pure Growth ETF	12/19/17	04/06/2018	NYSE Arca, Inc. (RZG)	04/30/2027
Invesco S&P SmallCap 600® Pure Value ETF	12/19/17	04/06/2018	NYSE Arca, Inc. (RZV)	04/30/2027
Invesco S&P SmallCap Momentum ETF	03/22/06	09/18/2006	NYSE Arca, Inc. (XSMO)	04/30/2027
Invesco S&P SmallCap Value with Momentum ETF	03/22/06	09/18/2006	NYSE Arca, Inc. (XSVM)	04/30/2027
Invesco S&P Spin-Off ETF	12/19/17	04/06/2018	NYSE Arca, Inc. (CSD)	04/30/2027
Invesco Semiconductors ETF	03/22/06	09/18/2006	NYSE Arca, Inc. (PSI)	04/30/2027
Invesco Water Resources ETF	03/22/06	09/18/2006	NASDAQ Stock Market LLC (PHO)	04/30/2027
Invesco WilderHill Clean Energy ETF	03/22/06	09/18/2006	NYSE Arca, Inc. (PBW)	04/30/2027
Invesco Zacks Mid-Cap ETF	12/19/17	04/06/2018	NYSE Arca, Inc. (CZA)	04/30/2027
Invesco Zacks Multi-Asset Income ETF	12/19/17	04/06/2018	NYSE Arca, Inc. (CVY)	04/30/2027

Invesco Exchange-Traded Fund Trust
on behalf of each Fund listed on Schedule A

By:	/s/ Brian Hartigan
Name: Brian Hartigan
Title: President & Principal Executive Officer

Invesco Distributors, Inc.

By:	/s/ Nicole Filingeri
Name: Nicole Filingeri
Title: Vice President

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